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                                                                   EXHIBIT 10.29

 Amendment to Revolving Credit Agreement among Spike's Holding, Inc., and The
                      Finish Line, Inc. dated May 4, 1997


                              W I T N E S E T H:

Whereas, Spike's Holding, Inc., a Delaware corporation (the "Company") and The Finish Line, Inc., a Delaware corporation (the "Borrower") have previously entered in a Revolving Credit Agreement dated May 4, 1997 (the "Original Agreement"), and

Whereas, the Company and the Borrower mutually desire to extend the termination date to May 4, 2001 and increase the maximum loan amount from $50,000,000 to $60,000,000, and

Whereas, the Company's Board of Directors has approved the extension of the termination date and the increase in maximum loan amount as listed above on September 27, 1999.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the original agreement, the parties hereto agree to the following amendment:

Article I - Definition of the following have been amended to read:

    "Loan Commitment" shall mean the obligation of the Company to make Revolving
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Loans up to an aggregate principal amount at any one time outstanding equal to
$60,000,000. The Company has the exclusive option of increasing the Loan Commitment and any increase in such Loan Commitment shall be subject to the terms and conditions contained herein.

    "Termination Date" shall mean May 4, 2001, unless otherwise extended to a
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later date by the Company pursuant to Section 2.05 hereof.

All other terms and conditions of the Original Agreement remain unchanged.

IN WITNESS WHEREOF, the parties have caused this Amendment #1 to the Revolving Credit Agreement to be executed by their duly authorized officers as of September 27, 1999.

Spike's Holding, Inc.                        The Finish Line, Inc.


By:  /s/ Linda M. Disher                     By:  /s/ Steven J. Schneider
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Name: Linda M. Disher                        Name: Steven J. Schneider
Title: President                             Title: Sr. VP - Finance & Asst.
                                                    Secretary